Liberty Street Funds
Braddock Multi-Strategy Income Fund Class A Shares (BDKAX) Class C Shares (BDKCX) Class T Shares (BDKDX) Institutional Class Shares (BDKNX)	Securian AM Balanced Stabilization Fund Class A Shares (VVMAX) Institutional Class Shares (VVMIX)
Robinson Opportunistic Income Fund Class A Shares (RBNAX) Class C Shares (RBNCX) Class T Shares (RBNDX) Institutional Class Shares (RBNNX)	Securian AM Equity Stabilization Fund Class A Shares (VMEAX) Institutional Class Shares (VMEIX)
Robinson Tax Advantaged Income Fund Class A Shares (ROBAX) Class C Shares (ROBCX) Class T Shares (ROBDX) Institutional Class Shares (ROBNX)	Securian AM Real Asset Income Fund Class A Shares (VSDAX) Institutional Class Shares (VSDIX)
West Loop Realty Fund Class A Shares (REIAX) Class C Shares (REICX) Class T Shares (REIDX) Institutional Class Shares (REIIX)

Each a series of Investment Managers Series Trust

Supplement dated February 18, 2022, to each currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective February 22, 2022, the address for Liberty Street Advisors, Inc. (“Liberty Street”), the investment advisor to the Braddock Multi-Strategy Income Fund, Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund, Securian AM Balanced Stabilization Fund, Securian AM Equity Stabilization Fund, Securian AM Real Asset Income Fund, and West Loop Realty Fund has been changed to 88 Pine Street, 31st Floor, Suite 3101, New York, NY 10005. Accordingly, all references in each Prospectus and SAI to Liberty Street’s address are revised as indicated.

Please retain this Supplement with your records.